                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      March 19, 2001
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      0-26534               13-3671221
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(State or Other Jurisdiction          (Commission           (IRS Employer
     of Incorporation)                File Number)        Identification No.)

     4 Science Park, New Haven, CT                               06511
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:    (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

         On March 19, 2001, Vion Pharmaceuticals Inc. (the "Company") issued the press release filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit 99.1 Press Release dated March 19, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VION PHARMACEUTICALS, INC.


Date: March 19, 2001              By: /s/ Alan Kessman
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                                  Name:  Alan Kessman
                                  Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

         99.1 Press release dated March 19, 2001.